Putnam
International
Growth and
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The latter half of 2000 certainly tested the mettle of investors in most of the world's equity markets. The year that began with great optimism closed with most of these markets lower or only marginally higher than they had been the year before. Putnam International Growth and Income Fund also suffered negative performance but managed to outperform its benchmark.

Seasoned long-term investors have come to understand that all markets experience occasional periods of turbulence . They also have learned that from such adversity often comes opportunity. As your fund's management team notes in the following report, they are continually seeking out opportunities that they believe represent potential future value for your fund.

Your fund's managers caution that we may still be in for a bit more turbulence before global equity investors become convinced that the world's key economies are not headed for recession. However, investor perceptions are known for their tendency to turn on a dime, and we believe that at some point in the months ahead many of these uncertainties will diminish.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
February 21, 2001

REPORT FROM FUND MANAGEMENT

Deborah F. Kuenstner
George W. Stairs
Colin Moore

To quote American writer Sherwood Anderson, international markets were "beset by a ghostly band of doubts" during the final six months of calendar 2000, which were also the first six months of Putnam International Growth and Income Fund's fiscal year. Many highly-priced growth stocks posted negative results, foreign currencies weakened against the U.S. dollar, and rising energy prices seemed to unnerve investors worldwide. Fortunately, these doubts made international value stocks more attractive to investors because they offered defensive qualities, including low valuations and relatively steady earnings. International value stocks outshone their growth stock counterparts during this volatile period. Your fund, in particular, outperformed its benchmark and experienced a comparatively moderate loss against a backdrop of sharply negative results for many mutual funds.

Total return for 6 months ended 12/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   -4.19%  -9.70%   -4.54%  -8.85%   -4.50%  -5.36%   -4.45%  -7.78%

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* INTERNATIONAL MARKET CONDITIONS STAYED VOLATILE

During the summer of 2000, economic growth in Europe remained strong. As fuel prices increased, however, consumer confidence deteriorated. Protests over high gasoline prices in France, Germany, and the United Kingdom briefly disrupted fuel distribution and brought commuter traffic to a standstill. The fuel crisis in Europe spooked consumers enough to inhibit their spending in the fall, dragging retail sales volume lower in the United Kingdom and France. Currency did not fare well during the period -- the euro exchange rate was at its lowest level since the euro was launched two years ago and hurt fund returns with the exception of a brief recovery in December.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                     10.9%

Insurance                    9.3%

Oil and gas                  8.6%

Pharmaceuticals              7.3%

Electric utilities           6.3%

Footnote reads:
*Based on net assets as of 12/31/00. Holdings will vary over time.

Outside of Europe, we kept a cautious eye on the pace of Japan's economic recovery, which remained sluggish throughout the period. The pace of its corporate restructuring also has been disappointing to many investors. However, we believe there are still attractive fundamentals to be found, especially in Japan's industrial, automotive, and consumer electronics businesses. These companies are focused on the bottom line, and seek to consolidate their industries with joint ventures and alliances. When the economic recession ends, and as the pace of corporate and regulatory change picks up, we believe Japan will provide some rewarding investment opportunities.

* WITH UNCERTAINTY COMES OPPORTUNITY

With these economic factors in mind, we continued to utilize our strategy of focusing on undervalued large-cap dividend-paying stocks that we believe are undergoing positive fundamental change. Our meticulous stock selection within these parameters helped the fund achieve favorable results in the period. Emphasis on stocks with low valuations kept the fund's exposure to the volatile technology and telecommunications services sectors relatively low, which protected the fund against undue risk. Our stock selection in these sectors was also successful. For example, BCE, Inc., Canada's largest telecommunications company, continued to be one of the fund's best performers during the period. Its core businesses of local and long distance lines and data continued to grow, as well as demand for Internet access. BCE's cellular telephony subsidiary, which leads the Canadian cellular phone market, raised prices and profits rose accordingly. Newly acquired subsidiary Teleglobe continued to expand its global broadband, data and Internet networks, which should make BCE's global positioning even more attractive.

"The shift back to value now under way, if history is any guide, is in its early stages and will continue for some time. In my view, that means investors need to examine their portfolios to see if they are positioned to take advantage of this trend."

-- James B. Stewart, SmartMoney.com November 21, 2000

Your fund's technology holdings were not immune from the sector's weakness, however. Fujitsu leads the Japanese software industry, but it suffered spending cutbacks during the volatile market period following Y2K transition. Another drawback is that its semiconductors business is under severe price pressure, due to slowing of volume growth. However, Fujitsu's silver lining may be in its telecommunications equipment business, which has been focused on research and development while it gears up for the rollout of its third-generation mobile internet-enabled equipment later this year. We believe Fujitsu is one of many over-sold, well-positioned technology companies in Japan that offer good value. Therefore we have increased our weighting in the sector to take advantage of the current price weakness.

* CONTINUED CORPORATE RESTRUCTURING BENEFITED FUND

Two of the better-performing sectors during the period were health care and financials. In health care, pharmaceutical stock holdings such as Astra-Zeneca continued to serve the fund well. This company was the result of a successful merger between the Swedish pharmaceutical company Astra and the British company Zeneca last year. Astra-Zeneca's gastrointestinal drug Prilosec is the world's top-selling prescription drug, and the company is hoping to follow up that success with Nexium, a comparably-priced faster-acting successor to Prilosec. We are optimistic that the company's upcoming patent expiration will be extended without problems. Astra-Zeneca's next star on the horizon is Crestor, the first of the next generation of cholestrol-lowering drugs. It is due to be launched next year.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Astra-Zeneca Group PLC
United Kingdom
Pharmaceuticals

Aventis S.A.
France
Pharmaceuticals

BCE, Inc.
Canada
Telephone/telecommunications

Koninklijke Philips Electronics NV
Netherlands
Technology

E.On AG
Germany
Electric utilities

Shell Transportation & Trading PLC
United Kingdom
Oil and gas

Fortis NL
Netherlands
Financial

Internationale Nederlanden Groep
(ING) NV
Netherlands
Insurance

Total Fina Elf S.A. Class B
France
Oil and gas

Scottish Power PLC
United Kingdom
Electric utilities

Footnote reads:
These holdings represent 22.4% of the fund's net assets as of 12/31/00. Portfolio holdings will vary over time.

In financials, there were a number of success stories, particularly with Royal Bank of Scotland, one of the fund's holdings. We bought this stock when its price tumbled in March following the announcement that it was acquiring National Westminster Bank (NatWest), one of the leading British banks. We were convinced that the acquisition of Nat West was well planned, and are pleased that it is being successfully executed. Royal Bank of Scotland is integrating its proven management practices into the Nat West banking systems to streamline services and to reduce costs. At the same time it is creating many opportunities for cross-selling financial services in both consolidated retail banking branch systems.

A good example of our approach to undervalued companies is ING, the Dutch financial services company. Its new top management has initiated a program to consolidate its operations and to focus on its core retail financial services businesses. It bought Equitable of Iowa several years ago and put its CEO Fred Hubbell onto its Board. Recently it became a major player in the under-appreciated U.S. life and annuity business by acquiring Reliastar and Aetna Financial, at reasonable prices. Mr. Hubbell, now in charge of ING's Americas and Asia/Pacific operations, will lead the drive to integrate the combined back offices, while preserving and expanding the 3 separate distribution networks. We believe ING is poised to extend its record of strong profitable growth in the years ahead.

* 2001: SIGNS OF A POSSIBLE VALUE TREND?

Despite warnings from some economic pundits that the markets could be headed for a recession, we believe that recent performance in the technology sector is merely bringing these stocks into line with more realistic valuations. As the U.S. economy slows, relative valuations outside of the U.S. will be more attractive.

In regard to sector weightings, we believe there are attractive valuations in the cyclical sectors. In addition to their current attractive valuations, these sectors (that are sensitive to the business cycle) may be poised to rally. The current round of interest rates starting in the U.S. will be followed by the major European communities, which will form a basis for strengthened economic growth in the second half of 2001. We are optimistic in our outlook for international value investing; mergers and acquisitions continue unabated, bringing companies the benefits of improved cost structures and wider global reach. International businesses also are continuing to embrace positive changes, such as restructurings, which strengthen their competitiveness and increase profits. While we anticipate that volatility will continue within the technology and telecommunications sectors, we are confident that the fund's conservative strategy should enable it to weather these conditions. In this environment, the market favors strong companies with steady revenues and cash flow that focus on improving shareholder value, exactly the kinds of stocks in which your fund invests. Your fund begins the second half of its fiscal 2001 well positioned to take advantage of the opportunities that an improving economic outlook can bring.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/00, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Growth and Income Fund is designed for investors seeking long-term growth of capital. Current income is a secondary objective.

TOTAL RETURN FOR PERIODS ENDED 12/31/00

                    Class A         Class B         Class C         Class M
(inception dates)   (8/1/96)        (8/1/96)        (2/1/99)        (8/1/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -4.19%  -9.70%  -4.54%  -8.85%  -4.50%  -5.36%  -4.45%  -7.78%
------------------------------------------------------------------------------
1 year            1.02   -4.78    0.21   -4.31    0.30   -0.61    0.43   -3.08
------------------------------------------------------------------------------
Life of fund     85.54   74.89   79.34   77.34   79.70   79.70   81.46   75.09
Annual average   15.01   13.48   14.13   13.84   14.18   14.18   14.43   13.51
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/00

                           MSCI EAFE        MSCI World        Consumer
                             Index        Ex-U.S. Index*    price index
-------------------------------------------------------------------------
6 months                    -10.53           -10.73%           1.22%
-------------------------------------------------------------------------
1 year                      -14.17           -13.37            3.38
-------------------------------------------------------------------------
Life of fund                 39.11            41.54           11.01
Annual average                7.76             8.18            2.39
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflects an expense limitation currently or previously in effect, without which returns would have been lower.

*The benchmark index for Putnam International Growth and Income Fund is changing to MSCI World Ex-U.S. Index. Putnam Investment Management has made changes to the benchmarks of several mutual funds to more accurately reflect the investment strategies of the funds. Prior to the change the funds were benchmarked to broad market indices rather than style-specific indices. In recent years, market dynamics have resulted in prolonged periods with either growth or value styles out of favor and the deviations in performance between the two styles and the broad market indices have become greater. As a result, broad market indices are not indicative of the kinds the returns that investors in style-based strategies may experience over one to two years periods.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/00

                         Class A       Class B      Class C      Class M
---------------------------------------------------------------------------
Distributions (number)      2             2            2            2
---------------------------------------------------------------------------
Income                   $0.163        $0.127       $0.128       $0.133
---------------------------------------------------------------------------
Capital gains
  Long-term               0.646         0.646        0.646        0.646
---------------------------------------------------------------------------
  Short-term              0.359         0.359        0.359        0.359
---------------------------------------------------------------------------
  Total                  $1.168        $1.132       $1.133       $1.138
---------------------------------------------------------------------------
Share value:           NAV     POP       NAV          NAV      NAV     POP
---------------------------------------------------------------------------
6/30/00              $12.80  $13.58    $12.65       $12.75   $12.76  $13.22
---------------------------------------------------------------------------
12/31/00              11.04   11.71     10.89        10.99    11.00   11.40
---------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index* is an unmanaged list of equity securities from Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

Morgan Stanley Capital International (MSCI) World Ex-U.S. Index* is an unmanaged list of equity securities from Europe, Australasia, the Far East and the Americas with the exception of the United States. All values are expressed in U.S. dollars.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
December 31, 2000 (Unaudited)

COMMON STOCKS (96.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace/Defense (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,958,193 BAE Systems PLC (United Kingdom)                                                 $   11,171,824

Airlines (0.6%)
-------------------------------------------------------------------------------------------------------------------
            264,100 Deutsche Lufthansa AG (Germany)                                                       6,690,396

Automotive (2.9%)
-------------------------------------------------------------------------------------------------------------------
            415,000 Honda Motor Co., Ltd. (Japan)                                                        15,487,516
            595,500 Hyundai Motor Co., Ltd. (Korea)                                                       5,705,107
            221,503 Valeo S.A. (France)                                                                   9,887,853
                                                                                                      -------------
                                                                                                         31,080,476

Banking (10.9%)
-------------------------------------------------------------------------------------------------------------------
            593,700 ABN AMRO Holding NV (Netherlands)                                                    13,496,518
            778,547 Australia & New Zealand Banking Group, Ltd. (Australia)                               6,217,984
            723,422 Bank of Nova Scotia (Canada)                                                         20,813,740
            424,851 Barclays PLC (United Kingdom)                                                        13,147,150
            426,767 DBS Group Holdings, Ltd. (Singapore)                                                  4,826,678
            481,597 National Bank of Canada (Canada)                                                      8,531,788
            884,000 Overseas-Chinese Banking Corp., Ltd. (Singapore)                                      6,580,265
            489,972 Royal Bank of Scotland Group PLC (United Kingdom)                                    11,576,652
            930,415 San Paolo SpA (Italy)                                                                15,038,011
            385,000 Toronto-Dominion Bank (Canada)                                                       11,141,026
             40,010 UBS AG (Switzerland)                                                                  6,532,497
                                                                                                      -------------
                                                                                                        117,902,309

Beverage (2.9%)
-------------------------------------------------------------------------------------------------------------------
          1,154,090 Bass PLC (United Kingdom)                                                            12,565,288
          1,096,222 Diageo PLC (United Kingdom)                                                          12,279,057
          2,007,334 Fomento Economico Mexicano, S.A. de C.V. (Mexico)                                     6,000,467
                                                                                                      -------------
                                                                                                         30,844,812

Chemicals (5.5%)
-------------------------------------------------------------------------------------------------------------------
            344,637 Akzo-Nobel N.V. (Netherlands)                                                        18,502,844
            567,499 BOC Group PLC (United Kingdom)                                                        8,619,683
            156,591 Henkel KGaA (Germany)                                                                 8,892,067
            956,800 Rhodia S.A. (France)                                                                 14,817,866
          1,559,000 Teijin, Ltd. (Japan)                                                                  8,057,906
                                                                                                      -------------
                                                                                                         58,890,366

Communications Equipment (1.6%)
-------------------------------------------------------------------------------------------------------------------
            296,166 Alcatel (France)                                                                     16,817,875

Computers (2.5%)
-------------------------------------------------------------------------------------------------------------------
            699,000 Fujitsu, Ltd. (Japan)                                                                10,312,011
            530,000 NEC Corp. (Japan)                                                                     9,703,898
          1,048,000 Toshiba Corp. (Japan)                                                                 7,014,209
                                                                                                      -------------
                                                                                                         27,030,118

Conglomerates (3.0%)
-------------------------------------------------------------------------------------------------------------------
            311,765 Canadian Pacific, Ltd. (Canada)                                                       8,876,426
          2,633,813 Cookson Group PLC (United Kingdom)                                                    6,923,136
          1,355,950 Smiths Industries PLC (United Kingdom)                                               16,362,900
                                                                                                      -------------
                                                                                                         32,162,462

Construction (1.4%)
-------------------------------------------------------------------------------------------------------------------
            342,943 CRH PLC (Ireland)                                                                     6,379,786
            105,700 Lafarge SA (France)                                                                   8,859,455
                                                                                                      -------------
                                                                                                         15,239,241

Consumer Finance (1.8%)
-------------------------------------------------------------------------------------------------------------------
             99,175 Aiful Corp. (Japan)                                                                   8,106,025
            157,700 Promise Co., Ltd. (Japan)                                                            11,190,276
                                                                                                      -------------
                                                                                                         19,296,301

Consumer Goods (0.7%)
-------------------------------------------------------------------------------------------------------------------
            678,000 Shiseido Co., Ltd. (Japan)                                                            7,572,930

Electric Utilities (6.3%)
-------------------------------------------------------------------------------------------------------------------
            408,516 E.On AG (Germany)                                                                    24,846,466
          2,539,768 Hong Kong Electric Holdings, Ltd. (Hong Kong)                                         9,378,326
          1,313,095 Scottish & Southern Energy PLC (United Kingdom)                                      12,158,866
          2,694,629 Scottish Power PLC (United Kingdom)                                                  21,289,226
                                                                                                      -------------
                                                                                                         67,672,884

Electrical Equipment (2.6%)
-------------------------------------------------------------------------------------------------------------------
          6,975,539 Invensys PLC (United Kingdom)                                                        16,304,119
            164,310 Schneider Electric S.A. (France)                                                     11,983,000
                                                                                                      -------------
                                                                                                         28,287,119

Electronics (2.0%)
-------------------------------------------------------------------------------------------------------------------
             20,900 Hirose Electric Co., Ltd. (Japan)                                                     2,014,017
             21,032 Swatch Group AG (The) (Switzerland)                                                   5,491,689
          2,469,520 Taiwan Semiconductor Manufacturing Co., Ltd.
                    (Taiwan) (NON)                                                                        5,935,090
             82,000 TDK Corp. (Japan)                                                                     7,988,086
                                                                                                      -------------
                                                                                                         21,428,882

Financial (2.2%)
-------------------------------------------------------------------------------------------------------------------
            716,304 Fortis NL (Netherlands)                                                              23,262,374

Food (1.6%)
-------------------------------------------------------------------------------------------------------------------
              7,607 Nestle S.A. (Switzerland)                                                            17,749,667

Insurance (9.3%)
-------------------------------------------------------------------------------------------------------------------
             47,272 Allianz AG (Germany)                                                                 17,778,858
          1,642,080 AMP, Ltd. (Australia)                                                                18,441,779
             78,009 Axa S.A. (France)                                                                    11,275,764
            285,379 Internationale Nederlanden Groep (ING) NV
                    (Netherlands)                                                                        22,789,251
             13,600 Muenchener Rueckversicherungs AG (Germany)                                            4,850,685
             13,000 Muenchener Rueckversicherungs AG 144A
                    (Germany)                                                                             4,636,684
             34,544 Zurich Financial Services AG (Switzerland)                                           20,833,017
                                                                                                      -------------
                                                                                                        100,606,038

Investment Banking/Brokerage (2.3%)
-------------------------------------------------------------------------------------------------------------------
          2,052,000 Nikko Securities Co., Ltd. (Japan)                                                   15,909,067
            491,000 Nomura Securities Co., Ltd. (Japan)                                                   8,839,290
                                                                                                      -------------
                                                                                                         24,748,357

Manufacturing (0.8%)
-------------------------------------------------------------------------------------------------------------------
            599,263 SKF AB Class B (Sweden)                                                               9,055,191

Metals (0.2%)
-------------------------------------------------------------------------------------------------------------------
            135,500 Pohang Iron & Steel Company, Ltd. ADR (Korea)                                         2,108,719

Office Equipment & Supplies (1.0%)
-------------------------------------------------------------------------------------------------------------------
            300,000 Canon, Inc. (Japan)                                                                  10,512,484

Oil & Gas (8.6%)
-------------------------------------------------------------------------------------------------------------------
            282,600 Alberta Energy Company, Ltd. (Canada)                                                13,513,606
          1,255,360 BP Amoco PLC (United Kingdom)                                                        10,124,353
          2,915,780 Ente Nazionale Idrocarburi (ENI) SpA (Italy)                                         18,609,908
            186,778 Petroleo Brasileiro ADR (Brazil) (NON)                                                4,716,145
          2,997,474 Shell Transportation & Trading PLC (United Kingdom)                                  24,577,234
            146,373 TotalFinaElf S.A. Class B (France)                                                   21,761,895
                                                                                                      -------------
                                                                                                         93,303,141

Paper & Forest Products (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,373,124 Abitibi-Consolidated, Inc. (Canada)                                                  12,620,121
          6,149,826 Jefferson Smurfit Group PLC (Ireland)                                                11,986,119
                                                                                                      -------------
                                                                                                         24,606,240

Pharmaceuticals (7.3%)
-------------------------------------------------------------------------------------------------------------------
            557,780 Astra-Zeneca Group PLC (United Kingdom)                                              28,115,250
            289,234 Aventis S.A. (France)                                                                25,382,916
            504,069 GlaxoSmithKline PLC (United Kingdom) (NON)                                           14,228,431
            246,000 Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                          10,645,992
                                                                                                      -------------
                                                                                                         78,372,589

Photography/Imaging (0.7%)
-------------------------------------------------------------------------------------------------------------------
            416,000 Ricoh Co., Ltd. (Japan)                                                               7,689,531

Publishing (0.7%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Dai Nippon Printing Co., Ltd. (Japan)                                                 7,450,723

Restaurants (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,872,211 Granada Compass PLC (United Kingdom)                                                 20,369,932

Retail (0.8%)
-------------------------------------------------------------------------------------------------------------------
            591,000 Marui Co., Ltd. (Japan)                                                               8,931,012

Software (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,585,519 Misys PLC (United Kingdom)                                                           15,628,619

Technology (2.3%)
-------------------------------------------------------------------------------------------------------------------
            680,377 Koninklijke Philips Electronics NV (Netherlands)                                     24,918,244

Telecommunications (5.4%)
-------------------------------------------------------------------------------------------------------------------
          1,217,388 Cable & Wireless PLC (United Kingdom)                                                16,418,066
            627,282 Mahanager Telephone GDR 144A (India)                                                  4,955,528
              2,897 Nippon Telegraph and Telephone Corp. (Japan)                                         20,886,820
          4,346,758 Vodafone Group PLC (United Kingdom)                                                  15,937,573
                                                                                                     --------------
                                                                                                         58,197,987

Telephone (2.3%)
-------------------------------------------------------------------------------------------------------------------
            865,700 BCE, Inc. (Canada)                                                                   25,051,194
                                                                                                     --------------
                    Total Common Stocks (cost $988,669,627)                                          $1,044,650,037

UNITS (0.4%) (a) (cost $4,169,943)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            168,700 Nortel Networks Structured Warrants expiration
                    March 26, 2001 (issued by Salomon Smith
                    Barney Holding, Inc.) (Canada)                                                   $    4,141,585

SHORT-TERM INVESTMENTS (3.0%) (a) (cost $31,922,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $31,922,000 Interest in $1,000,000,000 joint repurchase agreement dated December 29, 2000 with Merrill Lynch. Pierce,
                    Fenner & Smith, Inc. due January 2, 2001 with respect
                    to various U.S. Government obligations --
                    maturity value of $31,944,700 for an effective
                    yield of 6.40%                                                                   $   31,922,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,024,761,570) (b)                                      $1,080,713,622
-------------------------------------------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $1,078,738,236.

  (b) The aggregate identified cost on a tax basis is $1,043,879,352, resulting in gross unrealized appreciation and depreciation of $121,886,450 and $85,052,180, respectively, or net unrealized appreciation of $36,834,270.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at December 31, 2000:
      (as percentage of Market Value)

      Australia            2.3%
      Canada               9.3
      France              11.2
      Germany              6.3
      Ireland              1.7
      Italy                3.1
      Japan               16.5
      Netherlands          9.5
      Singapore            1.1
      Switzerland          4.7
      United Kingdom      26.6
      United States        3.3
      Other                4.4
                        ------
      Total              100.0%


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at December 31, 2000 (Unaudited)
                                     Aggregate Face   Delivery     Unrealized
                      Market Value        Value         Date      Appreciation
------------------------------------------------------------------------------
Euro Dollar            $87,439,432     $79,774,160     1/18/01     $7,665,272
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at December 31, 2000 (Unaudited)
(aggregate face value $64,311,416)
                                                                   Unrealized
                          Market     Aggregate Face   Delivery    Appreciation/
                          Value           Value         Date     (Depreciation)
------------------------------------------------------------------------------
British Pound          $32,777,568     $31,784,000     3/21/01      $(993,568)
Canadian Dollar         32,349,021      32,527,416     2/12/01        178,395
------------------------------------------------------------------------------
                                                                    $(815,173)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (Unaudited)
Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,024,761,570) (Note1)   $1,080,713,622
---------------------------------------------------------------------------------------------
Cash                                                                                      101
---------------------------------------------------------------------------------------------
Foreign currency (cost $861,088)                                                    1,003,792
---------------------------------------------------------------------------------------------
Dividends and other receivables                                                     2,344,604
---------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              3,519,525
---------------------------------------------------------------------------------------------
Receivable for securities sold                                                      4,766,454
---------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                      7,843,667
---------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                             12,327
---------------------------------------------------------------------------------------------
Total assets                                                                    1,100,204,092

Liabilities
---------------------------------------------------------------------------------------------
Payable for securities purchased                                                    7,571,326
---------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          9,663,524
---------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        1,945,823
---------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            354,935
---------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                         27,276
---------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            4,344
---------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                755,338
---------------------------------------------------------------------------------------------
Payable for organization expense (Note 1)                                              64,834
---------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                           993,568
---------------------------------------------------------------------------------------------
Other accrued expenses                                                                 84,888
---------------------------------------------------------------------------------------------
Total liabilities                                                                  21,465,856
---------------------------------------------------------------------------------------------
Net assets                                                                     $1,078,738,236

Represented by
---------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $1,055,157,250
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                         (17,035,644)
---------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                            (22,502,644)
---------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                       63,119,274
---------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $1,078,738,236

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($558,653,185 divided by 50,594,747 shares)                                            $11.04
---------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.04)*                                $11.71
---------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($452,601,398 divided by 41,543,606 shares)**                                          $10.89
---------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($27,686,737 divided by 2,518,655)**                                                   $10.99
---------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($36,684,762 divided by 3,334,687 shares)                                              $11.00
---------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.00)*                                $11.40
---------------------------------------------------------------------------------------------
Net asset value and redemption price per class Y share
($3,112,154 divided by 281,853 shares)                                                 $11.04
---------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended December 31, 2000 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,127,271)                                   $  8,695,339
-------------------------------------------------------------------------------------------
Interest                                                                          1,105,077
-------------------------------------------------------------------------------------------
Total investment income                                                           9,800,416

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,997,545
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,108,226
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    11,805
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,221
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               694,638
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,272,407
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               118,069
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               140,818
-------------------------------------------------------------------------------------------
Amortization of organizational expenses (Note 1)                                      8,481
-------------------------------------------------------------------------------------------
Other                                                                               321,544
-------------------------------------------------------------------------------------------
Total expenses                                                                    8,677,754
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (548,062)
-------------------------------------------------------------------------------------------
Net expenses                                                                      8,129,692
-------------------------------------------------------------------------------------------
Net investment income                                                             1,670,724
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (11,173,104)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (202,960)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (7,521,905)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                              7,510,932
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period        (39,385,572)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (50,772,609)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(49,101,885)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      December 31          June 30
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $    1,670,724   $    6,669,507
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                         (18,897,969)     137,580,858
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies          (31,874,640)      12,300,260
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       (49,101,885)     156,550,625
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (7,478,720)      (7,374,706)
--------------------------------------------------------------------------------------------------
   Class B                                                             (4,773,784)      (5,480,410)
--------------------------------------------------------------------------------------------------
   Class C                                                               (273,370)        (190,172)
--------------------------------------------------------------------------------------------------
   Class M                                                               (399,743)        (462,972)
--------------------------------------------------------------------------------------------------
   Class Y                                                                (38,963)              --
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --       (6,948,131)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (5,163,407)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --         (179,172)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (436,191)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (46,124,906)     (52,384,086)
--------------------------------------------------------------------------------------------------
   Class B                                                            (37,776,791)     (48,555,741)
--------------------------------------------------------------------------------------------------
   Class C                                                             (2,146,383)      (1,668,165)
--------------------------------------------------------------------------------------------------
   Class M                                                             (3,020,615)      (3,994,975)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (254,273)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      95,536,473      150,225,853
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (55,852,960)     173,938,350

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,134,591,196      960,652,846
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $17,035,644 and
$5,741,788, respectively)                                          $1,078,738,236   $1,134,591,196
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                           December 31                                       August 1, 1996+
operating performance               (Unaudited)            Year ended June 30           to June 30
-----------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.80       $12.59       $12.25       $10.76        $8.53
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .04          .13          .11          .23          .15
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.63)        1.81          .98         1.78         2.13
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.59)        1.94         1.09         2.01         2.28
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.20)        (.25)        (.16)        (.05)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.17)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.01)       (1.36)        (.50)        (.36)          --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.17)       (1.73)        (.75)        (.52)        (.05)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.04       $12.80       $12.59       $12.25       $10.76
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.19)*      16.33         9.87        19.56        26.73*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $558,653     $582,386     $469,726     $409,456     $157,990
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .65*        1.28         1.30         1.36         1.52*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .33*        1.02          .94         1.98         1.61*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 39.80*       82.07        88.09        53.57        70.25*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                          For the period
Per-share                           December 31                                       August 1, 1996+
operating performance               (Unaudited)            Year ended June 30           to June 30
-----------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.65       $12.49       $12.18       $10.72        $8.53
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                 -- (d)      .03          .02          .14          .10
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.62)        1.79          .97         1.78         2.10
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.62)        1.82          .99         1.92         2.20
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.15)        (.18)        (.10)        (.01)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.15)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.01)       (1.36)        (.50)        (.36)          --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.14)       (1.66)        (.68)        (.46)        (.01)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.89       $12.65       $12.49       $12.18       $10.72
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.54)*      15.41         9.04        18.68        25.80*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $452,601     $488,654     $445,472     $414,609     $174,801
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.02*        2.03         2.05         2.11         2.21*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               (.04)*        .25          .19         1.21         1.03*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 39.80*       82.07        88.09        53.57        70.25*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended        Year      For the period
Per-share                           December 31     ended      Feb. 1, 1999+
operating performance               (Unaudited)    June 30      to June 30
---------------------------------------------------------------------------
                                        2000         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.75       $12.57       $11.10
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)         .04          .07
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.61)        1.80         1.42
---------------------------------------------------------------------------
Total from
investment operations                   (.62)        1.84         1.49
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.13)        (.15)        (.02)
---------------------------------------------------------------------------
In excess of net
investment income                         --         (.15)          --
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.01)       (1.36)          --
---------------------------------------------------------------------------
Total distributions                    (1.14)       (1.66)        (.02)
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.99       $12.75       $12.57
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.50)*      15.50        13.40*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $27,687      $22,903       $9,163
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.02*        2.03          .84*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               (.05)*        .34          .58*
---------------------------------------------------------------------------
Portfolio turnover (%)                 39.80*       82.07        88.09
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                           For the period
Per-share                           December 31                                        August 1, 1996+
operating performance               (Unaudited)            Year ended June 30            to June 30
-----------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.76       $12.55       $12.22       $10.74        $8.53
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .01          .06          .05          .16          .12
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.63)        1.82          .97         1.79         2.11
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.62)        1.88         1.02         1.95         2.23
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.16)        (.19)        (.11)        (.02)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.15)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.01)       (1.36)        (.50)        (.36)          --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.14)       (1.67)        (.69)        (.47)        (.02)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.00       $12.76       $12.55       $12.22       $10.74
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.45)*      15.83         9.24        18.95        26.17*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $36,685      $40,648      $36,291      $38,832      $17,105
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .89*        1.78         1.80         1.86         1.98*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .09*         .51          .40         1.40         1.19*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 39.80*       82.07        88.09        53.57        70.25*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-------------------------------------------------
                                   For the period
                                  October 2, 2000+
Per-share                          to December 31
operating performance               (Unaudited)
-------------------------------------------------
                                        2000
-------------------------------------------------
Net asset value,
beginning of period                   $11.75
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)                .02
-------------------------------------------------
Net realized and unrealized
gain on investments                      .43
-------------------------------------------------
Total from
investment operations                    .45
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.15)
-------------------------------------------------
In excess of net
investment income                         --
-------------------------------------------------
From net realized gain
on investments                         (1.01)
-------------------------------------------------
Total distributions                    (1.16)
-------------------------------------------------
Net asset value,
end of period                         $11.04
-------------------------------------------------
Total return at
net asset value (%)(b)                  4.29*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $3,112
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .25*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)                .17*
-------------------------------------------------
Portfolio turnover (%)                 39.80
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
December 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam International Growth and Income Fund ("the fund") is a series of Putnam Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on October 2, 2000. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2000, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $64,834. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2000, the fund's expenses were reduced by $548,062 under these arrangements."

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,641 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended December 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $149,666 and $3,261 from the sale of class A and class M shares, respectively, and received $266,224 and 1,140 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended December 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $14,422 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $406,306,601 and $413,850,877, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended December 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,490,902       $ 280,267,425
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,664,588          49,220,014
---------------------------------------------------------------------------
                                            28,155,490         329,487,439

Shares
repurchased                                (23,068,544)       (275,889,704)
---------------------------------------------------------------------------
Net increase                                 5,086,946       $  53,597,735
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 39,521,548       $ 489,707,477
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,865,158          58,637,537
---------------------------------------------------------------------------
                                            44,386,706         548,345,014

Shares
repurchased                                (36,202,992)       (450,364,719)
---------------------------------------------------------------------------
Net increase                                 8,183,714       $  97,980,295
---------------------------------------------------------------------------

                                        Six months ended December 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,776,161        $ 32,349,429
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,721,159          38,700,060
---------------------------------------------------------------------------
                                             6,497,320          71,049,489

Shares
repurchased                                 (3,572,958)        (41,821,012)
---------------------------------------------------------------------------
Net increase                                 2,924,362        $ 29,228,477
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,200,397       $ 101,429,906
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,497,245          53,607,145
---------------------------------------------------------------------------
                                            12,697,642         155,037,051

Shares
repurchased                                 (9,757,166)       (119,736,468)
---------------------------------------------------------------------------
Net increase                                 2,940,476       $  35,300,583
---------------------------------------------------------------------------

                                        Six months ended December 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    873,415         $10,111,177
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  196,386           2,062,055
---------------------------------------------------------------------------
                                             1,069,801          12,173,232

Shares
repurchased                                   (347,363)         (4,065,940)
---------------------------------------------------------------------------
Net increase                                   722,438         $ 8,107,292
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,766,149        $ 22,209,445
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  139,826           1,679,314
---------------------------------------------------------------------------
                                             1,905,975          23,888,759

Shares
repurchased                                   (838,701)        (10,543,328)
---------------------------------------------------------------------------
Net increase                                 1,067,274        $ 13,345,431
---------------------------------------------------------------------------

                                        Six months ended December 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    769,944        $  9,098,266
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  314,488           3,302,121
---------------------------------------------------------------------------
                                             1,084,432          12,400,387

Shares
repurchased                                   (936,093)        (11,105,795)
---------------------------------------------------------------------------
Net increase                                   148,339        $  1,294,592
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,053,808        $ 25,485,200
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  394,356           4,732,271
---------------------------------------------------------------------------
                                             2,448,164          30,217,471

Shares
repurchased                                 (2,153,106)        (26,617,927)
---------------------------------------------------------------------------
Net increase                                   295,058        $  3,599,544
---------------------------------------------------------------------------

                                            For the period October 2, 2000
                                           (commencement of operations) to
                                                         December 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    443,064         $ 5,179,658
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   27,822             293,236
---------------------------------------------------------------------------
                                               470,886           5,472,894

Shares
repurchased                                   (189,033)         (2,164,517)
---------------------------------------------------------------------------
Net increase                                   281,853         $ 3,308,377
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson A. Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President and Fund Manager

George W. Stairs
Vice President and Fund Manager

Colin Moore
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA024  68400  2CE/2CG/2CH  2/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam International Growth and Income Fund
Supplement to semiannual Report dated 12/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 12/31/00

                                                      NAV
6 months                                             -4.14%
1 year                                                1.07
Life of fund (since class A inception, 8/1/96)       85.64
Annual average                                       15.02

Share value:                                          NAV
6/30/00                                             $12.80
12/31/00                                            $11.04
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains       Total
                     2       $0.169          $1.041         $1.174
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
New Century
Growth
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

We would be less than candid if we did not acknowledge the concerns of many shareholders over the stock market's performance during the latter half of 2000. Indeed, some time may have to pass before equity investors can look back comfortably over the period.

Putnam New Century Growth Fund's results reflect the market's turbulence during the semiannual period. Not surprisingly, the fund's technology holdings bore the brunt of the market drop. But even in this troubled sector, the management team found some bright spots. As Chuck Swanberg and Roland Gillis explain in the accompanying report, they have focused a good deal of effort on repositioning the portfolio for the better times they see ahead.

We may still be in for a bit more turbulence until the markets become convinced that the Federal Reserve Board has engineered a soft landing for the economy. However, investor perceptions are known for their tendency to turn on a dime, and we believe that at some point in the months ahead such a shift will occur.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
February 21, 2001

REPORT FROM FUND MANAGEMENT

Charles H. Swanberg
Roland W. Gillis

The stock market punished technology stocks with a heavy hand during the first half of Putnam New Century Growth Fund's 2001 fiscal year, and the fund took its share of the blows. A reduction in the fund's tech holdings in favor of better-performing health-care and financial issues during the six months ended December 31, 2000, was not enough to offset the impact of technology's free fall.

Total return for 6 months ended 12/31/00

      Class A          Class B           Class C           Class M
    NAV     POP      NAV     CDSC      NAV     CDSC      NAV     POP
------------------------------------------------------------------------
  -28.47%  -32.59%  -28.73%  -32.29%  -28.73%  -29.44%  -28.65%  -31.16%
------------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* PORTFOLIO MANAGEMENT FOCUSES ON REPOSITIONING

There is no question that the fund's results for the semiannual period stand in stark contrast to the fund's outstanding performance from its introduction in February 1998 through the end of June 2000. However, this is a fund designed to seek aggressive growth, and when the growth companies in which it invests experience a meltdown, as they did over the past several months, the fund inevitably participates in that downturn. Shareholders with long-term investment horizons can take consolation in the fact that these aggressive growth stocks also tend to be the ones that rebound most dramatically when the equity market turns upward.

The fund's technology-related holdings are down significantly from their level at the start of the period. This is due in part to the fact that many of the holdings have declined in value, but we also sold a number of tech stocks during the period. At the close of the previous fiscal year, technology stocks made up about half of the portfolio. At the current fiscal year's midpoint at the end of December, they made up around a third of the fund's holdings.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Software             15.4%

Electronics          14.3%

Communications
equipment             6.8%

Health-care
services              6.0%

Biotechnology         5.2%

Footnote reads:
*Based on net assets as of 12/31/00. Holdings will vary over time.


Telecommunications companies also were hit hard during the period. We include radio in this sector, and as dot-com companies began failing, their heavy spending on advertising virtually disappeared, drying up a major source of revenue for the broadcast industry. The telecom sector weighting at the end of fiscal 2000 was around 18%; at the end of the semiannual period, it was 8%.

During the period, we increased the health-care weighting from 8% to about 17%. We boosted financials from about 4% to 9%. Energy was around 2.7% at the end of June, and those holdings moved up significantly during the period, making a positive impact on performance. The consumer-related sector weightings also rose, from 4.4% to around 8%.

* TECHNOLOGY HAD A FEW BRIGHT SPOTS

Some of the fund's technology holdings did reasonably well during portions of this difficult period, given that they were part of an out-of-favor sector. Among them were VERITAS Software Corp., Brocade Communications Systems, Inc., Sanmina Corp., Jabil Circuit, Inc., Siebel Systems, Inc., and VeriSign, Inc. While these holdings and others discussed in this report were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

VERITAS is an independent supplier of storage management software. Its products help improve the levels of centralization, control, automation, and manageability in computing environments.

They also offer protection against data loss and file corruption and allow rapid recovery after disk or computer system failure. Brocade is a provider of fiber channel-switching solutions for storage area networks. Its switches provide cost-effective management of storage capacity requirements, enabling users to operate data-intensive applications for data backup and disaster recovery.

Sanmina provides customized integrated electronic manufacturing services, including turnkey electronic assembly and manufacturing management services to original equipment manufacturers in the electronics industry. Jabil is a worldwide independent provider of electronic manufacturing services. It designs and manufactures electronic circuit board assemblies and systems for major original equipment manufacturers in the communications, computer peripherals, personal computer, automotive, and consumer products industries.

"We are actively seeking out technology stocks that we believe have good business plans, strong competitive positions, and attractive earnings prospects, especially in semiconductors and semiconductor capital equipment."

-- Charles H. Swanberg, portfolio manager

Siebel's electronic business applications enable organizations to sell to, market to, and service customers across multiple channels, including the Internet, call centers, resellers, retail, and dealer networks. VeriSign provides Internet-based trust services to Web-based enterprises, e-commerce service providers, and individuals, for the conduct of trusted and secure electronic commerce and communications.

* HEALTH CARE, FINANCIALS, AND ENERGY HELPED PERFORMANCE

An interesting array of health-related companies helped performance during the period. Among them were CryoLife, Inc., Healthsouth Corp. and Stryker Corp. Cryolife develops and commercializes technology to enable low-temperature preservation of viable human tissues for organ transplants. Healthsouth provides comprehensive rehabilitative, clinical, diagnostic, and surgical health-care services. Stryker develops, manufactures, and markets specialty surgical and medical products.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

VERITAS Software Corp.
Software

Brocade Communications Systems
Communications equipment

Nabors Industries, Inc.
Energy

Fifth Third Bancorp
Banking

EOG Resources, Inc.
Oil and gas

Stryker Corp.
Medical technology

Maxim Integrated Products, Inc.
Electronics

Informatica Corp.
Software

United Health Group, Inc.
Health-care services

Nokia OYJ AB Class A (Finland)
Communications equipment

Footnote reads:
These holdings represent 16.8% of the fund's net assets as of 12/31/00. Portfolio holdings will vary over time.

A number of the fund's financial stocks also did reasonably well in a challenging environment. Fifth Third Bancorp, Northern Trust Corp., and TCF Financial Corp. are holding companies engaged largely in commercial and community banking activities. Capital One Financial Corp. offers a variety of credit card products and financial services, and Fidelity National is engaged in issuing title insurance policies and performing other title-related services.

Energy holdings represented a small portion of the portfolio but in general performed well. EOG Resources, Inc., is engaged in oil and natural gas exploration, development, production, and marketing, primarily in the United States and Canada. Global Marine, Inc., provides offshore drilling services. Nabors Industries, Inc., conducts oil, gas, and geothermal land drilling operations in North, South, and Central America and the Middle East. Schlumberger, Ltd., a holding that we held earlier in the period, is engaged in technical services spanning the oil and gas, utility, semiconductor, and Internet solutions industries.

* OUTLOOK: PROSPECTS RISE FOR A MARKET UPTURN

Now that the Federal Reserve Board has reduced short-term interest rates and given a strong indication that it is on a track to make further cuts, we believe the stage is set for a resumption in economic growth. In addition, the federal government may provide a tax cut to add further impetus to renewed economic expansion.

We believe that such moves should be powerful medicine to the stock market. Economic fundamentals remain sound, the companies in your fund's portfolio all have been carefully selected for their solid long-term growth potential, and we are confident that as investors shift their perceptions from negative to positive, the market will begin to make up lost ground in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/00, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small and midsize companies. Such investments increase the risk of greater price fluctuations.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Century Growth Fund is designed for investors seeking capital appreciation by investing primarily in the equity securities of companies of all sizes.

TOTAL RETURN FOR PERIODS ENDED 12/31/00

                     Class A         Class B         Class C         Class M
(inception dates)   (2/17/98)       (1/21/00)       (1/21/00)       (1/21/00)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -28.47% -32.59% -28.73% -32.29% -28.73% -29.44% -28.65% -31.16%
------------------------------------------------------------------------------
1 year          -32.64  -36.50  -33.12  -36.46  -33.12  -33.79  -32.97  -35.30
------------------------------------------------------------------------------
Life of fund    133.72  120.25  128.76  125.76  128.76  128.76  130.49  122.46
Annual average   34.42   31.67   33.42   32.81   33.42   33.42   33.77   32.13
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/00

                                      Russell Midcap           Consumer
                                       Growth Index           price index
--------------------------------------------------------------------------
6 months                                 -21.31%                 1.22%
--------------------------------------------------------------------------
1 year                                   -11.75                  3.38
--------------------------------------------------------------------------
Life of fund                              60.25                  7.72
Annual average                            17.56                  2.58
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance reflects an expense limitation currently or previously in effect. Had it not been in effect, the fund's total returns would have been lower. During a portion of these periods, the fund was offered on a limited basis and had limited assets. For actual class B, class C, and class M share returns, see the financial highlights section.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/00

                          Class A       Class B      Class C       Class M
------------------------------------------------------------------------------
Distributions (number)*     --            --           --            --
------------------------------------------------------------------------------
Share value:            NAV     POP       NAV          NAV       NAV     POP
------------------------------------------------------------------------------
6/30/00                $24.76  $26.27   $24.68       $24.68     $24.71  $25.61
------------------------------------------------------------------------------
12/31/00                17.71   18.79    17.59        17.59      17.63   18.27
------------------------------------------------------------------------------

*The fund did not make any distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell Midcap Growth Index measures the performance of Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
December 31, 2000 (Unaudited)

COMMON STOCKS (99.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.2%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Lamar Advertising Co. (NON)                                                       $   8,104,688
             72,300 Omnicom Group, Inc.                                                                   5,991,863
                                                                                                      -------------
                                                                                                         14,096,551

Aerospace/Defense (0.6%)
-------------------------------------------------------------------------------------------------------------------
            102,900 Anaren Microwave, Inc. (NON)                                                          6,913,594

Airlines (1.0%)
-------------------------------------------------------------------------------------------------------------------
            208,400 Ryanair Holdings, PLC ADR (Ireland) (NON)                                            11,605,275

Banking (3.4%)
-------------------------------------------------------------------------------------------------------------------
            348,000 Fifth Third Bancorp                                                                  20,793,000
             50,700 Northern Trust Corp.                                                                  4,135,219
             65,300 State Street Corp.                                                                    8,110,913
            140,000 TCF Financial Corp.                                                                   6,238,750
                                                                                                      -------------
                                                                                                         39,277,882

Biotechnology (5.2%)
-------------------------------------------------------------------------------------------------------------------
            101,600 Albany Molecular Research, Inc. (NON)                                                 6,261,100
             54,800 Alexion Pharmaceuticals, Inc. (NON)                                                   3,558,575
             33,400 Applied Molecular Evolution, Inc. (NON)                                                 569,888
             60,000 BioChem Pharma, Inc. (Canada) (NON)                                                   1,920,000
            167,700 Biovail Corporation (Canada) (NON)                                                    6,513,468
            132,000 Cephalon, Inc. (NON)                                                                  8,357,250
            172,400 CryoLife, Inc. (NON)                                                                  5,215,100
             14,400 Genaissance Pharmaceuticals (NON)                                                       259,200
            196,100 Genentech, Inc. (NON)                                                                15,982,150
             50,000 Intermune Pharmaceuticals Inc. (NON)                                                  2,231,250
             82,150 Sepracor, Inc. (NON)                                                                  6,582,269
             94,300 Tanox, Inc. (NON)                                                                     3,695,381
                                                                                                      -------------
                                                                                                         61,145,631

Broadcasting (4.5%)
-------------------------------------------------------------------------------------------------------------------
            227,600 Citadel Communications Corp. (NON)                                                    2,731,200
            273,800 Cox Radio, Inc. Class A (NON)                                                         6,177,613
            274,100 Entercom Communications Corp. (NON)                                                   9,439,319
            269,200 Entravision Communications Corp. (NON)                                                4,946,550
             96,000 Hispanic Broadcasting Corp. (NON)                                                     2,448,000
             82,900 Infinity Broadcasting Corp. Class A (NON)                                             2,316,019
            238,900 Radio One, Inc. Class A (NON)                                                         2,553,244
            477,900 Radio One, Inc. Class D (NON)                                                         5,256,900
            122,970 Regent Communications, Inc. (NON)                                                       730,134
            215,600 Univision Communications, Inc. Class A (NON)                                          8,826,125
            388,800 WestWood One, Inc. (NON)                                                              7,508,700
                                                                                                      -------------
                                                                                                         52,933,804

Cable Television (0.3%)
-------------------------------------------------------------------------------------------------------------------
            263,600 AT&T Corp. - Liberty Media Group Class A (NON)                                        3,575,075

Commercial and Consumer Services (3.8%)
-------------------------------------------------------------------------------------------------------------------
            800,700 Capita Group PLC (United Kingdom)                                                     5,979,227
             66,600 Capita Group PLC 144A (United Kingdom)                                                  497,336
             60,500 Choicepoint, Inc. (NON)                                                               3,966,531
            307,603 Cintas Corp.                                                                         16,360,635
             76,850 Corporate Executive Board Co. (NON)                                                   3,055,988
             67,500 DeVry, Inc. (NON)                                                                     2,548,125
            134,100 Paychex, Inc.                                                                         6,520,613
            197,100 Robert Half International, Inc. (NON)                                                 5,223,150
             19,600 StorageNetworks, Inc. (NON)                                                             486,325
                                                                                                      -------------
                                                                                                         44,637,930

Communications Equipment (6.8%)
-------------------------------------------------------------------------------------------------------------------
            244,700 Brocade Communications Systems (NON)                                                 22,466,519
             72,150 Comverse Technology, Inc. (NON)                                                       7,837,294
             88,600 Efficient Networks, Inc. (NON)                                                        1,262,550
             79,200 Extreme Networks, Inc. (NON)                                                          3,098,700
             71,500 Juniper Networks, Inc. (NON)                                                          9,013,469
            380,000 MCK Communications, Inc. (NON)                                                        3,206,250
            102,400 NEON Communications, Inc. (NON)                                                         665,600
            368,550 Nokia OYJ AB Class A, (Finland)                                                      16,431,249
              5,400 Polycom, Inc. (NON)                                                                     173,813
             64,300 Powerwave Technologies, Inc. (NON)                                                    3,761,550
            157,200 Redback Networks, Inc. (NON)                                                          6,445,200
            221,200 Sonus Networks, Inc. (NON)                                                            5,585,300
                                                                                                      -------------
                                                                                                         79,947,494

Computers (2.6%)
-------------------------------------------------------------------------------------------------------------------
            111,100 Ariba, Inc. (NON)                                                                     5,957,738
            324,260 Convera Corp. (NON)                                                                   5,755,615
            101,300 I-Many Inc. (NON)                                                                     1,259,919
             74,600 Inrange Technologies Corp. (NON)                                                      1,263,538
             49,900 Network Appliance, Inc. (NON)                                                         3,202,956
            170,462 VeriSign, Inc. (NON)                                                                 12,646,150
                                                                                                      -------------
                                                                                                         30,085,916

Conglomerates (0.3%)
-------------------------------------------------------------------------------------------------------------------
            560,600 Autonation, Inc. (NON)                                                                3,363,600

Consumer Finance (1.1%)
-------------------------------------------------------------------------------------------------------------------
            101,000 Capital One Financial Corp.                                                           6,647,063
            152,400 MBNA Corp.                                                                            5,629,275
                                                                                                      -------------
                                                                                                         12,276,338

Consumer Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
             78,800 CDW Computer Centers, Inc. (NON)                                                      2,196,550
            169,200 TMP Worldwide, Inc. (NON)                                                             9,306,000
                                                                                                      -------------
                                                                                                         11,502,550

Distribution (0.4%)
-------------------------------------------------------------------------------------------------------------------
             92,200 Black Box Corp. (NON)                                                                 4,454,413

Electrical Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
             42,000 Power-One, Inc. (NON)                                                                 1,651,125

Electronics (14.3%)
-------------------------------------------------------------------------------------------------------------------
            160,400 Alpha Industries, Inc. (NON)                                                          5,934,800
             67,500 Avanex Corp. (NON)                                                                    4,020,469
             88,800 Applied Micro Circuits Corp. (NON)                                                    6,664,163
            110,000 Centillium Communications, Inc. (NON)                                                 2,447,500
            158,600 DDi Corp. (NON)                                                                       4,321,850
             80,000 Emcore Corp. (NON)                                                                    3,760,000
            163,800 Emulex Corp. (NON)                                                                   13,093,742
            236,800 Exar Corp. (NON)                                                                      7,337,100
            331,700 Finisar Corp. (NON)                                                                   9,619,300
            109,200 GlobeSpan, Inc. (NON)                                                                 3,003,000
            450,200 Jabil Circuit, Inc. (NON)                                                            11,423,825
             32,040 JDS Uniphase Corp. (NON)                                                              1,335,668
             16,000 JNI Corp. (NON)                                                                         363,000
            254,800 Linear Technology Corp.                                                              11,784,500
             97,000 Marvell Technology Group Ltd. (NON)                                                   2,127,938
            367,200 Maxim Integrated Products, Inc. (NON)                                                17,556,750
            170,900 Micrel, Inc. (NON)                                                                    5,757,194
             92,000 Microchip Technology, Inc. (NON)                                                      2,018,250
              7,500 New Focus, Inc. (NON)                                                                   260,625
             17,500 Optical Communications Productions, Inc. (NON)                                          196,875
            222,900 Pemstar, Inc. (NON)                                                                   1,964,306
             34,350 PerkinElmer, Inc.                                                                     3,606,750
            261,400 Plexus Corp. (NON)                                                                    7,944,109
            120,300 QLogic Corp. (NON)                                                                    9,263,100
            137,700 Sanmina Corp. (NON)                                                                  10,551,263
            130,000 Semtech Corp. (NON)                                                                   2,868,125
            100,000 Sipex Corp. (NON)                                                                     2,393,750
             30,200 SMTC Corp. (Canada) (NON)                                                               411,475
            147,450 Transmeta Corp. (NON)                                                                 3,465,075
            122,100 TranSwitch Corp. (NON)                                                                4,777,163
             34,300 TTM Technologies, Inc. (NON)                                                            486,631
             45,400 Vitesse Semiconductor Corp. (NON)                                                     2,511,188
             75,000 Xilinx, Inc. (NON)                                                                    3,459,375
                                                                                                      -------------
                                                                                                        166,728,859

Energy (3.3%)
-------------------------------------------------------------------------------------------------------------------
             91,300 BJ Services Co. (NON)                                                                 6,288,288
            203,700 Global Marine, Inc. (NON)                                                             5,779,988
            363,550 Nabors Industries, Inc. (NON)                                                        21,503,983
            124,900 National-Oilwell, Inc. (NON)                                                          4,832,069
                                                                                                      -------------
                                                                                                         38,404,328

Engineering & Construction (0.5%)
-------------------------------------------------------------------------------------------------------------------
            142,000 Insituform Technologies, Inc. (NON)                                                   5,662,250

Financial (0.7%)
-------------------------------------------------------------------------------------------------------------------
             69,900 Marschollek, Lautenschlaeger und Partner AG (Germany)                                 7,643,348

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
             60,550 Krispy Kreme Doughnuts, Inc. (NON)                                                    5,025,650

Health Care Services (6.0%)
-------------------------------------------------------------------------------------------------------------------
             57,200 Advance Paradigm, Inc. (NON)                                                          2,602,600
            170,000 Eclipsys Corp. (NON)                                                                  4,165,000
            171,450 Health Management Assoc., Inc. (NON)                                                  3,557,588
            498,350 Healthsouth Corp. (NON)                                                               8,129,334
             73,700 Invitrogen Corp. (NON)                                                                6,365,838
             52,450 Invitrogen Corp. (acquired 11/15/00,
                    cost $3,147,000) (RES) (NON)                                                          4,077,332
            150,000 Pediatrix Medical Group, Inc. (NON)                                                   3,609,375
            369,150 Province Healthcare Co. (NON)                                                        14,535,281
            273,300 United Health Group, Inc.                                                            16,773,788
             55,874 Wellpoint Health Networks, Inc. (NON)                                                 6,439,479
                                                                                                      -------------
                                                                                                         70,255,615

Insurance (1.4%)
-------------------------------------------------------------------------------------------------------------------
            142,390 AFLAC, Inc.                                                                          10,278,778
            168,050 Fidelity National Financial, Inc.                                                     6,207,347
                                                                                                      -------------
                                                                                                         16,486,125

Investment Banking/Brokerage (1.2%)
-------------------------------------------------------------------------------------------------------------------
            492,850 Schwab (Charles) Corp.                                                               13,984,619

Lodging/Tourism (1.6%)
-------------------------------------------------------------------------------------------------------------------
            408,750 Extended Stay America, Inc. (NON)                                                     5,252,438
            209,750 Four Seasons Hotels, Inc. (Canada)                                                   13,345,344
                                                                                                      -------------
                                                                                                         18,597,782

Manufacturing (1.8%)
-------------------------------------------------------------------------------------------------------------------
            118,900 Mettler Toledo International, Inc. (NON)                                              6,465,188
            286,000 Shaw Group, Inc. (NON)                                                               14,300,000
                                                                                                      -------------
                                                                                                         20,765,188

Medical Technology (3.4%)
-------------------------------------------------------------------------------------------------------------------
            100,200 Applera Corp-Applied Biosystems Group                                                 9,425,063
            112,000 Cytyc Corp. (NON)                                                                     7,007,000
             48,200 Molecular Devices Corp. (NON)                                                         3,298,688
             91,300 Novoste Corp. (NON)                                                                   2,510,750
            353,450 Stryker Corp.                                                                        17,881,036
                                                                                                      -------------
                                                                                                         40,122,537

Oil & Gas (2.3%)
-------------------------------------------------------------------------------------------------------------------
            163,100 Burlington Resources, Inc.                                                            8,236,550
            339,200 EOG Resources, Inc.                                                                  18,550,000
                                                                                                      -------------
                                                                                                         26,786,550

Pharmaceuticals (2.0%)
-------------------------------------------------------------------------------------------------------------------
            221,250 King Pharmaceuticals, Inc. (NON)                                                     11,435,859
             31,200 Medicines Co. (NON)                                                                     639,600
            109,200 Medicis Pharmaceutical Corp. Class A (NON)                                            6,456,450
             91,900 Shire Pharmaceuticals Group PLC ADR (United Kingdom) (NON)                            4,233,144
                                                                                                      -------------
                                                                                                         22,765,053

Publishing (0.5%)
-------------------------------------------------------------------------------------------------------------------
            227,700 Information Holdings, Inc. (NON)                                                      5,336,719

Restaurants (1.2%)
-------------------------------------------------------------------------------------------------------------------
            324,100 Starbucks Corp. (NON)                                                                14,341,425

Retail (5.2%)
-------------------------------------------------------------------------------------------------------------------
            144,500 99 Cents Only Stores (NON)                                                            3,955,688
            478,350 Bed Bath & Beyond, Inc. (NON)                                                        10,703,081
            570,400 Dollar Tree Stores, Inc. (NON)                                                       13,974,800
            134,500 Factory 2-U Stores, Inc. (NON)                                                        4,455,313
             64,700 Fastenal Co.                                                                          3,550,413
            123,200 Home Depot, Inc. (The)                                                                5,628,700
            144,000 Kohls Corp. (NON)                                                                     8,784,000
            266,200 Tiffany & Co.                                                                         8,418,575
            100,000 Too, Inc. (NON)                                                                       1,250,000
                                                                                                      -------------
                                                                                                         60,720,570

Schools (2.2%)
-------------------------------------------------------------------------------------------------------------------
             86,200 Apollo Group, Inc. Class A (NON)                                                      4,239,963
            243,000 Career Education Corp. (NON)                                                          9,507,375
             76,100 Docent, Inc. (NON)                                                                      665,875
             86,000 Learning Tree International, Inc. (NON)                                               4,257,000
            175,000 SmartForce PLC ADR (Ireland) (NON)                                                    6,573,438
                                                                                                      -------------
                                                                                                         25,243,651

Semiconductor (0.2%)
-------------------------------------------------------------------------------------------------------------------
             76,400 Lam Research Corp. (NON)                                                              1,107,800
            129,200 LTX Corp. (NON)                                                                       1,673,544
                                                                                                      -------------
                                                                                                          2,781,344

Software (15.4%)
-------------------------------------------------------------------------------------------------------------------
            244,200 Agile Software Corp. (NON)                                                           12,057,375
             48,000 Art Technology Group, Inc. (NON)                                                      1,467,000
             86,450 BEA Systems, Inc. (NON)                                                               5,819,166
             62,100 Blue Martini Software, Inc. (NON)                                                       822,825
            280,200 Click Commerce, Inc. (NON)                                                            5,849,175
            232,350 E.piphany, Inc. (NON)                                                                12,532,378
            211,150 Electronic Arts, Inc. (NON)                                                           9,000,269
            215,200 I2 Technologies, Inc. (NON)                                                          11,701,500
            432,200 Informatica Corp. (NON)                                                              17,098,913
             59,000 Internet Security Systems, Inc. (NON)                                                 4,627,813
            123,500 Interwoven, Inc. (NON)                                                                8,143,281
             79,300 Macromedia, Inc. (NON)                                                                4,817,475
             35,000 Manugistics Group, Inc. (NON)                                                         1,995,000
             22,900 McData Corp. (NON)                                                                    1,253,775
            149,400 Micromuse, Inc. (NON)                                                                 9,017,691
            161,550 Netegrity, Inc. (NON)                                                                 8,784,281
             32,039 NetIQ Corp. (NON)                                                                     2,799,408
            162,208 Openwave Systems, Inc. (NON)                                                          7,775,846
            189,300 Peregrine Systems, Inc. (NON)                                                         3,738,675
             90,800 Portal Software, Inc. (NON)                                                             712,213
            127,100 Quest Software, Inc. (NON)                                                            3,566,744
             61,500 SERENA Software, Inc. (NON)                                                           2,105,414
             63,400 Siebel Systems, Inc. (NON)                                                            4,287,425
            304,900 VERITAS Software Corp. (NON)                                                         26,678,750
            203,600 Vignette Corp. (NON)                                                                  3,664,800
             52,500 Vitria Technology, Inc. (NON)                                                           406,875
            107,900 webMethods, Inc. (NON)                                                                9,596,356
                                                                                                      -------------
                                                                                                        180,320,423

Technology Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
             77,400 CheckFree Corp. (NON)                                                                 3,289,500
            143,800 Jack Henry & Associates, Inc.                                                         8,933,575
                                                                                                      -------------
                                                                                                         12,223,075

Telecommunications (2.7%)
-------------------------------------------------------------------------------------------------------------------
            490,900 Asia Global Crossing Ltd. (NON)                                                       3,221,531
             94,000 Focal Communications Corp. (NON)                                                        658,000
            104,900 Global Crossing Ltd. (NON)                                                            1,501,381
              1,500 GT Group Telecom, Inc. (Canada) (NON)                                                    11,250
            493,400 Metromedia Fiber Network, Inc. Class A (NON)                                          4,995,675
             46,600 Research in Motion Ltd. (Canada) (NON)                                                3,728,000
             58,700 SBA Communications Corp. (NON)                                                        2,410,369
             91,150 Time Warner Telecom, Inc. (NON)                                                       5,782,328
            148,000 TyCom, Ltd. (Bermuda) (NON)                                                           3,311,500
            352,700 XO Communications, Inc. (NON)                                                         6,282,469
                                                                                                     --------------
                                                                                                         31,902,503
                                                                                                     --------------
                    Total Common Stocks (cost $1,322,570,991)                                        $1,163,564,792

PREFERRED STOCKS (1.1%) (a) (cost $16,312,916)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            114,400 Marschollek, Lautenschlaeger und Partner AG DEM
                    $3.05 pfd. (Germany)                                                             $   12,509,285
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,338,883,907) (b)                                      $1,176,074,077
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,168,041,429.

  (b) The aggregate identified cost on a tax basis is $1,358,186,005, resulting in gross unrealized appreciation and depreciation of $128,562,475 and $310,674,403, respectively, or net unrealized depreciation of $182,111,928.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2000 was $4,077,332 or 0.3% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,338,883,907) (Note 1)                                    $1,176,074,077
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           163,727
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            3,192,371
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   23,032,328
-------------------------------------------------------------------------------------------
Total assets                                                                  1,202,462,503

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                 12,589,279
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  5,429,599
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       12,666,019
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,149,764
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          545,178
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         1,494
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,327
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              936,616
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               98,798
-------------------------------------------------------------------------------------------
Total liabilities                                                                34,421,074
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,168,041,429

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,949,022,627
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (9,498,067)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                         (608,673,380)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                   (162,809,751)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,168,041,429

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($560,586,641 divided by 31,650,094 shares)                                          $17.71
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $17.71)*                              $18.79
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class B share
($477,161,698 divided by 27,124,060 shares)**                                        $17.59
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class C share
($93,008,445 divided by 5,286,928 shares)**                                          $17.59
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($26,437,054 divided by 1,499,211 shares)                                            $17.63
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.63)*                              $18.27
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class Y share
($10,847,591 divided by 611,740 shares)**                                            $17.73
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended December 31, 2000 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $   1,255,227
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $6,446)                                            515,014
-------------------------------------------------------------------------------------------
Total investment income                                                           1,770,241

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,689,597
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,172,872
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    10,851
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,322
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               917,464
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,099,718
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               624,808
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               128,943
-------------------------------------------------------------------------------------------
Other                                                                               763,804
-------------------------------------------------------------------------------------------
Total expenses                                                                   11,412,379
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (144,071)
-------------------------------------------------------------------------------------------
Net expenses                                                                     11,268,308
-------------------------------------------------------------------------------------------
Net investment loss                                                              (9,498,067)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (345,562,334)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (683,907)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (169,016)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                             166,897
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                   (128,875,031)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (475,123,391)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(484,621,458)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      December 31          June 30
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase/(decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $    (9,498,067) $    (6,789,421)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                        (346,415,257)    (261,540,635)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                         (128,708,134)     (35,416,009)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (484,621,458)    (303,746,065)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --         (684,659)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                                     --         (643,516)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      10,927,814    1,941,380,284
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (473,693,644)   1,636,306,044

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,641,735,073        5,429,029
--------------------------------------------------------------------------------------------------
End of period (including
accumulated net investment loss
of $9,498,067 and $--, respectfully)                               $1,168,041,429   $1,641,735,073
--------------------------------------------------------------------------------------------------

*Unaudited

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                           December 31                           Feb. 17, 1998+
operating performance               (Unaudited)     Year ended June 30      to June 30
----------------------------------------------------------------------------------------
                                        2000         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $24.76       $14.84        $9.87        $8.50
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)(b)              (.10)        (.12)        (.08)        (.02)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.95)       12.87         5.05         1.39
----------------------------------------------------------------------------------------
Total from
investment operations                  (7.05)       12.75         4.97         1.37
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.46)          --           --
----------------------------------------------------------------------------------------
In excess of net realized gain            --        (1.37)          --           --
----------------------------------------------------------------------------------------
Total distributions                       --        (2.83)          --           --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.71       $24.76       $14.84        $9.87
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                (28.47)*      87.16        50.35        16.12*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $560,587     $797,592       $5,429       $2,955
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)             .57*        1.11         1.00          .37*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.44)*       (.72)        (.76)        (.25)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                128.47*      107.86       207.77        72.22*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended June 30, 2000 reflect a reduction of $0.01 per share for class A, class B, class C, and class M shares. Expenses for the period ended ended June 30, 1998, and June 30, 1999 reflect a reduction of $0.08 and $0.06, respectively per share for class A shares (Note 2).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------
                                     Six months
                                       ended        For the period
Per-share                           December 31    January 21, 2000+
operating performance               (Unaudited)       to June 30
--------------------------------------------------------------------
                                        2000              2000
--------------------------------------------------------------------
Net asset value,
beginning of period                   $24.68            $27.16
--------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------
Net investment loss (a)(b)              (.18)             (.15)
--------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.91)            (2.33)
--------------------------------------------------------------------
Total from
investment operations                  (7.09)            (2.48)
--------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------
From net realized gain
on investments                            --                --
--------------------------------------------------------------------
In excess of net realized gain            --                --
--------------------------------------------------------------------
Total distributions                       --                --
--------------------------------------------------------------------
Net asset value,
end of period                         $17.59            $24.68
--------------------------------------------------------------------
Total return at
net asset value (%)(c)                (28.73)*           (9.13)*
--------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $477,162          $670,618
--------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)             .94*              .89*
--------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.81)*            (.71)*
--------------------------------------------------------------------
Portfolio turnover (%)                128.47*           107.86
--------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended June 30, 2000 reflect a reduction of $0.01 per share for class A, class B, class C, and class M shares. Expenses for the period ended ended June 30, 1998, and June 30, 1999 reflect a reduction of $0.08 and $0.06, respectively per share for class A shares (Note 2).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------
                                    Six months
                                       ended         For the period
Per-share                           December 31    January 21, 2000+
operating performance               (Unaudited)       to June 30
-------------------------------------------------------------------
                                        2000              2000
-------------------------------------------------------------------
Net asset value,
beginning of period                   $24.68            $27.16
-------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------
Net investment loss (a)(b)              (.18)             (.15)
-------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.91)            (2.33)
-------------------------------------------------------------------
Total from
investment operations                  (7.09)            (2.48)
-------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------
From net realized gain
on investments                            --                --
-------------------------------------------------------------------
In excess of net realized gain            --                --
-------------------------------------------------------------------
Total distributions                       --                --
-------------------------------------------------------------------
Net asset value,
end of period                         $17.59            $24.68
-------------------------------------------------------------------
Total return at
net asset value (%)(c)                (28.73)*           (9.13)*
-------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $93,008          $136,828
-------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)             .94*              .89*
-------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.81)*            (.71)*
-------------------------------------------------------------------
Portfolio turnover (%)                128.47*           107.86*
-------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended June 30, 2000 reflect a reduction of $0.01 per share for class A, class B, class C, and class M shares. Expenses for the period ended ended June 30, 1998, and June 30, 1999 reflect a reduction of $0.08 and $0.06, respectively per share for class A shares (Note 2).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------
                                    Six months
                                       ended        For the period
Per-share                           December 31    January 21, 2000+
operating performance               (Unaudited)       to June 30
-------------------------------------------------------------------
                                        2000              2000
-------------------------------------------------------------------
Net asset value,
beginning of period                   $24.71            $27.16
-------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------
Net investment loss (a)(b)              (.15)             (.12)
-------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.93)            (2.33)
-------------------------------------------------------------------
Total from
investment operations                  (7.08)            (2.45)
-------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------
From net realized gain
on investments                            --                --
-------------------------------------------------------------------
In excess of net realized gain            --                --
-------------------------------------------------------------------
Total distributions                       --                --
-------------------------------------------------------------------
Net asset value,
end of period                         $17.63            $24.71
-------------------------------------------------------------------
Total return at
net asset value (%)(c)                (28.65)*           (9.02)*
-------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $26,437           $36,697
-------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)             .82*              .78*
-------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.69)*            (.60)*
-------------------------------------------------------------------
Portfolio turnover (%)                128.47*           107.86
-------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended June 30, 2000 reflect a reduction of $0.01 per share for class A, class B, class C, and class M shares. Expenses for the period ended ended June 30, 1998, and June 30, 1999 reflect a reduction of $0.08 and $0.06, respectively per share for class A shares (Note 2).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  Y
-------------------------------------------------
                                   For the period
                                    July 3, 2000
Per-share                          to December 31
operating performance               (Unaudited)
-------------------------------------------------
                                        2000
-------------------------------------------------
Net asset value,
beginning of period                   $24.76
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment loss (a)(b)              (.08)
-------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.95)
-------------------------------------------------
Total from
investment operations                  (7.03)
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net realized gain
on investments                            --
-------------------------------------------------
In excess of net realized gain            --
-------------------------------------------------
Total distributions                       --
-------------------------------------------------
Net asset value,
end of period                         $17.73
-------------------------------------------------
Total return at
net asset value (%)(c)                (28.39)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                       $10,848
-------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)             .44*
-------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.32)*
-------------------------------------------------
Portfolio turnover (%)                128.47*
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the period ended June 30, 2000 reflect a reduction of $0.01 per share for class A, class B, class C, and class M shares. Expenses for the period ended ended June 30, 1998, and June 30, 1999 reflect a reduction of $0.08 and $0.06, respectively per share for class A shares (Note 2).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
December 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam New Century Growth Fund (the "fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term growth of capital by investing primarily in equity securities of companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes have potential for capital appreciation which is significantly greater than that of the market averages.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering Class Y shares on July 3, 2000. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2000, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Under the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At December 31, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended December 31, 2000, the fund's expenses were reduced by $144,071 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the six months ended December 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $354,292 and $14,266 from the sale of class A and class M shares, respectively, and received $733,871 and $63,138 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended December 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $30,137 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,075,040,373 and $1,013,232,561, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended December 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,904,549       $ 155,249,293
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             6,904,549         155,249,293

Shares
repurchased                                 (7,473,447)       (159,551,150)
---------------------------------------------------------------------------
Net decrease                                  (568,898)      $  (4,301,857)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 34,302,386      $  994,604,839
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  236,506           6,093,100
---------------------------------------------------------------------------
                                            34,538,892       1,000,697,939

Shares
repurchased                                 (2,685,664)        (68,042,990)
---------------------------------------------------------------------------
Net increase                                31,853,228      $  932,654,949
---------------------------------------------------------------------------

                                        Six months ended December 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,588,101        $ 79,536,536
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             3,588,101          79,536,536

Shares
repurchased                                 (3,632,135)        (75,467,236)
---------------------------------------------------------------------------
Net (decrease)
increase                                       (44,034)       $  4,069,300
---------------------------------------------------------------------------

                                           For the period January 21, 2000
                                              (commencement of operations)
                                                          to June 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,782,760        $840,860,018
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   67,159           1,780,019
---------------------------------------------------------------------------
                                            28,849,919         842,640,037

Shares
repurchased                                 (1,681,825)        (40,933,646)
---------------------------------------------------------------------------
Net increase                                27,168,094        $801,706,391
---------------------------------------------------------------------------

                                        Six months ended December 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,228,406        $ 27,696,880
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,228,406          27,696,880

Shares
repurchased                                 (1,485,559)        (31,986,666)
---------------------------------------------------------------------------
Net decrease                                  (257,153)       $ (4,289,786)
---------------------------------------------------------------------------

                                           For the period January 21, 2000
                                              (commencement of operations)
                                                          to June 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,340,223        $182,295,896
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   22,100             593,748
---------------------------------------------------------------------------
                                             6,362,323         182,889,644

Shares
repurchased                                   (818,242)        (19,266,254)
---------------------------------------------------------------------------
Net increase                                 5,544,081        $163,623,390
---------------------------------------------------------------------------

                                        Six months ended December 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    256,962         $ 5,816,363
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               256,962           5,816,363

Shares
repurchased                                   (242,882)         (4,959,557)
---------------------------------------------------------------------------
Net increase                                    14,080         $   856,806
---------------------------------------------------------------------------

                                           For the period January 21, 2000
                                              (commencement of operations)
                                                          to June 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,577,497         $45,700,188
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,810              99,895
---------------------------------------------------------------------------
                                             1,581,307          45,800,083

Shares
repurchased                                    (96,176)         (2,404,529)
---------------------------------------------------------------------------
Net increase                                 1,485,131         $43,395,554
---------------------------------------------------------------------------

                                               For the period July 3, 2000
                                              (commencement of operations)
                                                      to December 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    770,166         $17,679,664
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               770,166          17,679,664

Shares
repurchased                                   (158,426)         (3,086,313)
---------------------------------------------------------------------------
Net increase                                   611,740         $14,593,351
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Daniel L. Miller
Vice President

Charles H. Swanberg
Vice President and Fund Manager

Roland W. Gillis
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Century Growth. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA071-68570  2HW  2/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam New Century Growth Fund
Supplement to semiannual Report dated 12/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 12/31/00

                                                      NAV
6 months                                            -28.39%
1 year                                              -32.56
Life of fund (since class A inception, 2/17/98)     133.99
Annual average                                       34.47

Share value:                                          NAV
6/30/00                                             $24.76
12/31/00                                            $17.73
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     --        --             --              --
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
Equity
Fund 98

SEMIANNUAL REPORT ON PORTFOLIO AND PERFORMANCE

12-31-00

[SCALE LOGO OMITTED]


The following report contains a list of your fund's portfolio holdings and complete financial statements for the six months ended 12/31/00. Additional details, including fund strategy, performance, and managers' outlook, will be provided in the annual report, which will cover the 12 months ended 6/30/01.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
December 31, 2000 (Unaudited)

COMMON STOCKS (95.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
             34,000 L90, Inc. (NON)                                                                   $     146,625

Aerospace/Defense (3.9%)
-------------------------------------------------------------------------------------------------------------------
             13,500 Aeroflex, Inc. (NON)                                                                    389,180
              2,600 Anaren Microwave, Inc. (NON)                                                            174,687
              8,500 Signal Technology Corp. (NON)                                                            85,000
              7,500 Teledyne Technologies, Inc. (NON)                                                       177,188
                                                                                                      -------------
                                                                                                            826,055

Biotechnology (5.7%)
-------------------------------------------------------------------------------------------------------------------
              3,300 Applied Molecular Evolution, Inc. (NON)                                                  56,306
              7,862 Cephalon, Inc. (NON)                                                                    497,763
              5,200 Neurocrine Biosciences, Inc. (NON)                                                      172,250
             18,700 Serologicals Corp. (NON)                                                                281,668
              2,900 Transkaryotic Therapies, Inc. (NON)                                                     105,669
             10,000 Xoma Ltd. (NON)                                                                          97,500
                                                                                                      -------------
                                                                                                          1,211,156

Broadcasting (4.1%)
-------------------------------------------------------------------------------------------------------------------
             14,600 Citadel Communications Corp. (NON)                                                      175,200
              9,000 Entravision Communications Corp. (NON)                                                  165,375
             31,000 Radio One, Inc. Class D (NON)                                                           341,000
             29,600 Regent Communications, Inc. (NON)                                                       175,750
                                                                                                      -------------
                                                                                                            857,325

Commercial and Consumer Services (8.7%)
-------------------------------------------------------------------------------------------------------------------
             13,500 CoStar Group, Inc. (NON)                                                                318,937
             40,000 FTI Consulting, Inc. (NON)                                                              410,000
             11,600 Hall, Kinion & Associates, Inc. (NON)                                                   233,450
             19,500 Multex.com, Inc. (NON)                                                                  258,375
              3,800 Professional Detailing, Inc. (NON)                                                      401,909
             10,400 SkillSoft Corp. (NON)                                                                   195,000
                                                                                                      -------------
                                                                                                          1,817,671

Communications Equipment (5.2%)
-------------------------------------------------------------------------------------------------------------------
              6,800 Ceragon Networks Ltd. (Israel) (NON)                                                     82,025
             33,000 MCK Communications, Inc. (NON)                                                          278,438
             10,400 SafeNet, Inc. (NON)                                                                     488,800
              3,500 SeaChange International, Inc. (NON)                                                      71,093
              4,600 Tollgrade Communications, Inc. (NON)                                                    167,900
                                                                                                      -------------
                                                                                                          1,088,256

Computers (5.3%)
-------------------------------------------------------------------------------------------------------------------
             37,000 Apropos Technology, Inc. (NON)                                                          263,625
              7,000 Aspen Technology, Inc. (NON)                                                            232,750
             30,000 Healthcare.com Corp. (NON)                                                               45,000
             10,100 I-many, Inc. (NON)                                                                      125,618
             20,300 Lantronix, Inc. (NON)                                                                   129,413
              3,300 MapInfo Corp. (NON)                                                                     155,925
             11,200 Universal Electronics, Inc. (NON)                                                       172,900
                                                                                                      -------------
                                                                                                          1,125,231

Consumer Goods (1.3%)
-------------------------------------------------------------------------------------------------------------------
             25,100 Yankee Candle Company, Inc. (The) (NON)                                                 277,669

Electronics (12.1%)
-------------------------------------------------------------------------------------------------------------------
             13,300 Act Manufacturing, Inc. (NON)                                                           209,475
              4,700 Alpha Industries, Inc. (NON)                                                            173,900
              4,000 American Superconductor Corp. (NON)                                                     114,250
              7,500 Aware, Inc. (NON)                                                                       133,125
              7,700 Centillium Communications, Inc. (NON)                                                   171,325
             10,500 DDi Corp. (NON)                                                                         286,125
             10,700 Exar Corp. (NON)                                                                        331,532
              8,000 Galileo Technology, Ltd. (Israel) (NON)                                                 108,000
              2,300 Keithley Instruments, Inc.                                                               99,044
              5,500 Measurement Specialties, Inc. (NON)                                                     107,250
              8,700 Metalink, Ltd. (Israel) (NON)                                                            83,737
             12,800 Pemstar, Inc. (NON)                                                                     112,800
              5,000 Silicon Laboratories, Inc. (NON)                                                         71,875
             10,200 Sipex Corp. (NON)                                                                       244,163
              4,000 Trimble Navigation, Ltd. (NON)                                                           96,000
             14,600 TTM Technologies, Inc. (NON)                                                            207,138
                                                                                                      -------------
                                                                                                          2,549,739

Health Care Services (12.9%)
-------------------------------------------------------------------------------------------------------------------
              4,550 Accredo Health, Inc. (NON)                                                              228,352
             25,000 AmSurg Corp. (NON)                                                                      609,375
              5,000 Eclipsys Corp. (NON)                                                                    122,500
              1,900 Invitrogen Corp. (NON)                                                                  164,113
              9,400 LifePoint Hospitals, Inc. (NON)                                                         471,175
             11,000 Pediatrix Medical Group, Inc. (NON)                                                     264,688
             10,150 Province Healthcare Co. (NON)                                                           399,656
              2,000 Rightchoice Managed Care, Inc. (NON)                                                     69,625
              6,000 Sunrise Assisted Living, Inc. (NON)                                                     150,000
             10,400 US Physical Therapy, Inc. (NON)                                                         247,000
                                                                                                      -------------
                                                                                                          2,726,484

Manufacturing (0.6%)
-------------------------------------------------------------------------------------------------------------------
              3,900 CoorsTek, Inc. (NON)                                                                    122,363

Medical Technology (4.7%)
-------------------------------------------------------------------------------------------------------------------
             10,000 ArthroCare Corp. (NON)                                                                  195,000
              7,600 Biosite Diagnostics, Inc. (NON)                                                         307,325
             12,600 Cyberonics, Inc. (NON)                                                                  292,950
              3,000 Molecular Devices Corp. (NON)                                                           205,313
                                                                                                      -------------
                                                                                                          1,000,588

Pharmaceuticals (5.9%)
-------------------------------------------------------------------------------------------------------------------
              4,500 Cima Labs, Inc. (NON)                                                                   292,781
             13,500 Discovery Partners International, Inc. (NON)                                            163,687
              6,000 Inspire Pharmaceuticals Inc. (NON)                                                      156,375
              7,600 Medicines Co. (NON)                                                                     155,800
              2,100 Noven Pharmaceuticals, Inc. (NON)                                                        78,488
              9,800 Priority Healthcare Corp. Class B (NON)                                                 399,963
                                                                                                      -------------
                                                                                                          1,247,094

Publishing (1.2%)
-------------------------------------------------------------------------------------------------------------------
             10,600 Information Holdings, Inc. (NON)                                                        248,438

Restaurants (0.4%)
-------------------------------------------------------------------------------------------------------------------
              2,480 P.F. Chang's China Bistro, Inc. (NON)                                                    77,965

Retail (6.5%)
-------------------------------------------------------------------------------------------------------------------
             10,500 Coach, Inc. (NON)                                                                       301,875
             11,800 Factory 2-U Stores, Inc. (NON)                                                          390,875
              8,900 Gymboree Corp. (The) (NON)                                                              123,488
              7,500 Pacific Sunwear of California, Inc. (NON)                                               192,187
              6,200 Too, Inc. (NON)                                                                          77,500
             13,500 Wet Seal, Inc. (NON)                                                                    277,594
                                                                                                      -------------
                                                                                                          1,363,519

Schools (2.9%)
-------------------------------------------------------------------------------------------------------------------
              7,000 Career Education Corp. (NON)                                                            273,875
             11,800 Docent, Inc. (NON)                                                                      103,250
              4,600 Learning Tree International, Inc. (NON)                                                 227,700
                                                                                                      -------------
                                                                                                            604,825

Semiconductor (1.5%)
-------------------------------------------------------------------------------------------------------------------
              2,500 Advanced Energy Industries, Inc. (NON)                                                   56,250
              6,000 Photon Dynamics, Inc. (NON)                                                             135,000
              4,100 Rudolph Technologies, Inc. (NON)                                                        123,769
                                                                                                      -------------
                                                                                                            315,019

Shipping (0.7%)
-------------------------------------------------------------------------------------------------------------------
              5,800 EGL, Inc. (NON)                                                                         138,838

Software (3.0%)
-------------------------------------------------------------------------------------------------------------------
              8,200 Click Commerce, Inc. (NON)                                                              171,175
              4,200 Manugistics Group, Inc. (NON)                                                           239,400
             13,000 Metasolv Software, Inc. (NON)                                                           118,625
              4,900 Support.com, Inc. (NON)                                                                  99,225
                                                                                                      -------------
                                                                                                            628,425

Technology (0.3%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Lightpath Technologies, Inc. Class A (NON)                                               69,375

Technology Services (3.6%)
-------------------------------------------------------------------------------------------------------------------
             10,700 Carreker Corp. (NON)                                                                    371,825
             24,800 Management Network Group, Inc. (The) (NON)                                              294,500
              3,200 WatchGuard Technologies, Inc. (NON)                                                     101,200
                                                                                                      -------------
                                                                                                            767,525

Telecommunications (3.6%)
-------------------------------------------------------------------------------------------------------------------
             12,000 Boston Communications Group (NON)                                                       334,500
              3,300 Choice One Communications, Inc. (NON)                                                    30,730
              7,200 Price Communications Corp (NON)                                                         121,050
              6,400 SBA Communications Corp. (NON)                                                          262,800
                                                                                                      -------------
                                                                                                            749,080

Transportation (0.5%)
-------------------------------------------------------------------------------------------------------------------
              5,300 UTI Worldwide, Inc. (NON)                                                               106,663

Waste Management (0.6%)
-------------------------------------------------------------------------------------------------------------------
              4,000 Waste Connections, Inc. (NON)                                                           132,250
                                                                                                      -------------
                    Total Common Stocks (cost $18,992,738)                                            $  20,198,178

SHORT-TERM INVESTMENTS (4.2%) (a) (cost $880,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      880,000 Interest in $900,000,000 joint repurchase agreement dated December 29, 2000 with S.B.C. Warburg Inc.
                    due January 2, 2001 with respect to various U.S.
                    Government obligations -- maturity value of $880,626
                    for an effective yield of 6.40%                                                   $     880,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $19,872,738) (b)                                          $  21,078,178
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $21,070,262.

  (b) The aggregate identified cost on a tax basis is $19,903,898, resulting in gross unrealized appreciation and depreciation of $4,946,396 and $3,772,116, respectively, or net unrealized appreciation of $1,174,280.

(NON) Non-income-producing security.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $19,872,738) (Note 1)                                          $21,078,178
-------------------------------------------------------------------------------------------
Cash                                                                                 55,753
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                5,452
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      151,412
-------------------------------------------------------------------------------------------
Total assets                                                                     21,290,795

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     94,149
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           33,984
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         53,068
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           20,460
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         1,643
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            741
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               16,488
-------------------------------------------------------------------------------------------
Total liabilities                                                                   220,533
-------------------------------------------------------------------------------------------
Net assets                                                                      $21,070,262

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $19,855,168
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                           (131,901)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                               141,555
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        1,205,440
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $21,070,262

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per share
($21,070,262 divided by 1,130,577 shares)                                            $18.64
-------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $18.64)*                                      $19.78
-------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 more and on group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended December 31, 2000 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $    37,844
-------------------------------------------------------------------------------------------
Dividends                                                                             1,314
-------------------------------------------------------------------------------------------
Total investment income                                                              39,158

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    133,451
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       27,519
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       958
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                        723
-------------------------------------------------------------------------------------------
Auditing                                                                             13,162
-------------------------------------------------------------------------------------------
Other                                                                                 5,848
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                       (8,174)
-------------------------------------------------------------------------------------------
Total expenses                                                                      173,487
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (2,428)
-------------------------------------------------------------------------------------------
Net expenses                                                                        171,059
-------------------------------------------------------------------------------------------
Net investment loss                                                                (131,901)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    316,927
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                     (6,182,459)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (5,865,532)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(5,997,433)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      December 31          June 30
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                  $   (131,901)    $   (205,535)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                          316,927        4,535,861
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (6,182,459)       4,504,617
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                              (5,997,433)       8,834,943
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
From net realized gain on investments                                  (2,825,289)      (1,967,266)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)              (31,411)      13,864,439
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (8,854,133)      20,732,116

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    29,924,395        9,192,279
--------------------------------------------------------------------------------------------------
End of period (including
accumulated net investment loss
of $131,901 and $--, respectively)                                    $21,070,262      $29,924,395
--------------------------------------------------------------------------------------------------

*Unaudited




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

----------------------------------------------------------------------------------------
                                     Six months
                                        ended                             For the period
Per-share                            December 31                          Dec. 31, 1997+
operating performance                (Unaudited)    Year ended June 30      to June 30
----------------------------------------------------------------------------------------
                                        2000         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $26.90       $14.85       $10.52        $8.50
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)(b)              (.12)        (.24)        (.11)        (.04)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.28)       14.98         4.55         2.06
----------------------------------------------------------------------------------------
Total from
investment operations                  (5.40)       14.74         4.44         2.02
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.86)       (2.69)        (.11)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.64       $26.90       $14.85       $10.52
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                (19.84)*     102.02        42.62        23.77*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $21,070      $29,924       $9,192       $5,205
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)             .65*        1.30         1.30          .65*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.50)*      (1.05)       (1.04)        (.37)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.12*      152.49       184.61        85.45*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.01, $0.06, $0.04 and $0.06 per share for the periods ended December
    31, 2000, June 30, 2000, June 30, 1999 and June 30, 1998, respectively
    (Note 2).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
December 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Equity Fund 98 (the "fund") is a series of Putnam Fund Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in the equity securities of small, rapidly growing companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC believes have the potential for capital appreciation.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2000 the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of the fund's average net asset value, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% of any excess thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2001, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC and payments under the Trust's distribution plan) would exceed an annual rate of 1.30% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended December 31, 2000, the fund's expenses were reduced by $2,428 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, Inc. at an annual rate of up to 0.35% of the fund's average net assets. The Trustees currently not approved any payments pursuant to the plan.

For the six months ended December 31, 2000, Putnam Retail Management, Inc., acting as underwriter received no net commissions from the sale of shares. A deferred sales charge of up to 1% is assessed on certain redemptions of shares. For the six months ended December 31, 2000, Putnam Retail Management, Inc., acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $14,312,956 and $17,184,265, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended December 31, 2000
---------------------------------------------------------------------------
                                                Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     55,977         $ 1,382,789
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  154,707           2,820,313
---------------------------------------------------------------------------
                                               210,684           4,203,102

Shares
repurchased                                   (192,669)         (4,234,513)
---------------------------------------------------------------------------
Net increase
(decrease)                                      18,015         $   (31,411)
---------------------------------------------------------------------------

                                               Year ended June 30, 2000
---------------------------------------------------------------------------
                                                Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    576,823         $15,911,036
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   84,191           1,964,171
---------------------------------------------------------------------------
                                               661,014          17,875,207

Shares
repurchased                                   (167,432)         (4,010,768)
---------------------------------------------------------------------------
Net increase                                   493,582         $13,864,439
---------------------------------------------------------------------------

At December 31, 2000, Putnam Investments, LLC owned 230,040 shares of the fund (20.4% of shares outstanding) valued at $4,287,946.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard M. Frucci
Vice President and Fund Manager

Roland W. Gillis
Vice President and Fund Manager

Craig S. Lewis
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Equity Fund
98. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


68401  2HF  2/01